Rule 497(k)

Registration Nos. 333-143964 and 811-21944

First Trust Exchange-Traded Fund II

SUMMARY PROSPECTUS
First Trust Bloomberg Space Economy ETF

Ticker Symbol:	FSPC
Exchange:	NYSE Arca, Inc.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=FSPC.   You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com.   The Fund’s  prospectus and statement of additional information, both dated  July 6, 2026, are all incorporated by reference into this Summary Prospectus.
July 9, 2026

Investment Objective
The First Trust Bloomberg Space Economy ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Bloomberg Space Economy Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.65%
(1)
“Other Expenses” is an estimate based on the expenses the Fund expects to incur for the current fiscal year.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$66	$208
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has no operational history and therefore no historical turnover rate.
Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the securities that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the total return performance of the Index, which includes dividends paid by the securities in the Index. The Fund will generally employ a full replication strategy, meaning that it will normally invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Index is developed, maintained and sponsored by Bloomberg Index Services Limited (the “Index Provider”). The Index is a rules-based index, however, the Index Provider reserves the right to use qualitative judgment to include, exclude, adjust, or postpone the inclusion of a stock in the Index which is the ordinary course discretion that the Index Provider has to modify which securities qualify for inclusion in the Index in accordance with the rules of its selection methodology. While the Index Provider may consult with First Trust Advisors L.P. (“First Trust”), the Fund’s investment advisor, prior to effectuating a material change to the Index methodology, First Trust maintains no discretion with regard to the compilation and composition of the Index or any changes thereto as such discretion ultimately lies with the Index Provider.
According to the Index Provider, the Index is constructed to track the performance of companies that are exposed to any of the following categories (collectively, "Space") utilizing data from Bloomberg Intelligence ("BI").
Exposure Categories
●
Space Domain Awareness: Companies that provide detection, tracking and characterization of threats in space.
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Launch and Space Transportation: Companies that provide the manufacturing of rockets, launch infrastructure and rocket components.

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Satellites and Communications: Companies that provide deployment, operation, and maintenance of satellite constellations (coordinated groups of satellites that work together as a system).
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Space Data & Artificial Intelligence (“AI”): Companies that are leveraging satellite constellations, advanced sensors and AI-driven analytics to generate information from space-based data.
Of the companies eligible for inclusion, the Index selects up to the top 50 companies based on a combination of the Revenue Assessment (as defined below) and market capitalization (such companies comprising the Index as determined by BI, the "Space Economy" and each, a "Space Economy Company").
The Index’s starting universe consists of all the securities comprising the Bloomberg World Aggregate Universe, which is a comprehensive suite of benchmark indices tracking the top 99% of the available "free float market capitalization" (as defined below) in 47 developed and emerging market countries. In comprising the Space Economy, BI applies a review and analysis process across the identified universe to inform BI’s view on each company’s current, and potential near-term, relevancy to Space across two core categories: (1) revenue exposure and (2) theme exposure. BI assesses a company’s revenue exposure and theme exposure through a “Revenue Assessment” and “Theme Assessment,” respectively. The Index Provider assigns a company into a “Gold Tier,” “Silver Tier” or “Bronze Tier” based on the combined Revenue Assessment and Theme Assessment (the sum of both assessments) using data from BI. Only companies in the Gold and Silver Tiers are eligible for inclusion in the Index.
The Revenue Assessment reflects BI’s view of a company’s current and potential near-term (i.e., 3 to 5 years) revenue exposure to Space. The Revenue Assessment is determined based on a holistic review of a company's current revenue that considers potential near term (i.e., 3-5 years) revenue projections. A Revenue Assessment of “1” reflects BI’s assessment that more than 50% of a company's total revenue is tied or is expected to be tied to Space, an assessment of “2” reflects BI's view that 20-50% of a company's total revenue is tied or is expected to be tied to Space and an assessment of “3” reflects BI's view that less than 20% of a company’s total revenue exposure is tied or is expected to be tied to Space.
The Theme Assessment aims to capture each company’s positioning and ability to execute within the Space competitive landscape. The Theme Assessment relies on the availability of fundamental data for each company and on BI analysts’ expertise and history following industries and companies. To support the Theme Assessment process, BI captures across companies a series of data points to inform a perspective on relevant issues, including a company’s potential ability to ramp production, relevant capital allocation trends, current relationship and reputation with customers, and access to capital. Quantitative operational data is used to assess companies wherever possible, but BI analyst assessment of other publicly available company information and industry knowledge is also considered. A Theme Assessment of “1” means a company is viewed as having the highest exposure to Space, an assessment of “2” means medium exposure and an assessment of “3” means lowest exposure.
In order to be eligible for inclusion in the Gold Tier, companies must have a combined Revenue Assessment and Theme Assessment of between 2 and 4. In order to be eligible for inclusion in the Silver Tier, companies must have a combined Revenue Assessment and Theme Assessment equal to 5. Companies with a combined Revenue Assessment and Theme Assessment of 6 or higher are classified in the Bronze Tier and are not eligible for inclusion in the Index.
To be eligible for the Index, a security must also meet the size, liquidity and exchange requirements of the Index. Only one security per issuer may be included in the Index.
From this list of eligible securities, the Index assigns a relative preference to Gold Tier companies in the selection process. Securities are ranked sequentially by: (1) tier assignment, with Gold Tier ranked ahead of Silver Tier; (2) Revenue Assessment, with higher revenue exposure ranked first; and (3) issuer free float market capitalization, with larger companies ranked first. Specifically, from the eligible securities within the Gold Tier, the securities with a Revenue Assessment of 1 (i.e., the highest Revenue Assessment) are selected for inclusion in order of largest to smallest free float market capitalization. Issuer "free float market capitalization" refers to the aggregate market capitalization (meaning share price multiplied by the number of shares readily available in the market) of the securities for a particular issuer. If there are less than 50 securities selected, eligible securities within the Gold Tier with a Revenue Assessment of 2 are selected in descending order of free float market capitalization. If there are still less than 50 securities, eligible securities within the Gold Tier with a Revenue Assessment of 3 are selected in descending order of free float market capitalization. If there are still less than 50 securities selected, eligible securities within the Silver Tier will be included in descending order of Revenue Assessment and free float market capitalization. The Index selects up to 50 securities for inclusion from the sorted list. If fewer than 50 securities satisfy the Index’s eligibility requirements at the time of reconstitution, the Index will be comprised of all eligible securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Space Economy Companies. The Fund will select up to 50 companies for inclusion in its portfolio.
The Index is modified market capitalization weighted where the market capitalization of a company is adjusted for its Revenue Assessment and issuer free float market capitalization. The modified market capitalization of a single security, also referred to as its “Revenue Intensity,” is determined by multiplying the security’s issuer free float market capitalization by a “Revenue Intensity Multiplier” that corresponds to the security’s Revenue Assessment. The weight of any single security within the Gold Tier shall not exceed 4.5%, the weight of any single security within the Silver Tier shall not exceed 3%, and no security's weight shall be below 0.10%. Any excess weight resulting from the application of these caps is redistributed proportionally to all remaining uncapped securities. This process is repeated iteratively until all weight constraints are satisfied. "Tracking stocks" are also eligible for inclusion in the Index, but the Fund expects that substantially all of its investments will be in common stocks and depositary receipts. A tracking stock is an equity security issued by a parent company that tracks the financial performance of a particular segment or division and trades in the open market separately from the parent company’s stock. The Index may be composed of common stocks and depositary receipts and may contain developed or emerging market securities that trade on non-U.S. exchanges and are denominated in non-U.S. dollar currencies.
The Index is rebalanced and reconstituted quarterly in January, April, July and October, and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. As of June 29, 2026, the Index had a market capitalization range between $670 million and $277 billion. The Fund will be concentrated (i.e., invest more than 25% of Fund assets) in an industry or a group of industries to the extent that the Index is so concentrated. As of June 29, 2026, the Index was composed of 50 securities and had significant exposure to industrials companies, although this may change from time to time. The Fund's investments will change as the Index changes and, as a result, the Fund may have significant investments in jurisdictions or investment sectors that it may not have had as of June 29, 2026. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector or industry, the Fund may be exposed to the risks associated with that jurisdiction or investment sector or industry.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
AEROSPACE AND DEFENSE COMPANIES RISK. Aerospace and defense companies are subject to numerous risks, including fierce competition, consolidation, adverse political, economic and governmental developments, substantial research and development costs, cuts in government funding, product and technology obsolescence, limited numbers of potential customers and decreased demand for new equipment. In addition, companies involved in the commercial aerospace industry are also subject to aircraft order cancellations, changes in aircraft-leasing contracts, excess capacity, cutbacks in profitable business travel, fuel price hikes, labor union settlements, adverse changes in international politics and relations, intense global competition, government regulation and cyclical market patterns. Aerospace and defense companies rely heavily on U.S. Government and other government demand for their products and services. As a result, these companies could be adversely impacted by future reductions or changes in government spending. Such government spending on aerospace and defense is not generally correlated with economic cycles, but rather with general political support for this type of spending. There is no assurance that future levels of spending on aerospace and defense will increase or that such spending will not decrease in the future. Competition, labor relations and the price of fuel can impact aerospace and defense companies. In addition, deregulation of airlines has substantially decreased the U.S. Government’s role in the air transport industry while promoting competition. However, the profitability of individual carriers as well as the entire industry could be impacted by the regulations and policies of various domestic and foreign governments.
ARTIFICIAL INTELLIGENCE COMPANIES RISK. The Fund may have exposure to companies that utilize Artificial Intelligence and are reliant on Artificial Intelligence companies, which may have limited product lines, markets, financial resources or personnel and are subject to the risks of changes in business cycles, world economic growth, technological progress, and government regulation. These companies are also heavily dependent on intellectual property rights, and challenges to or misappropriation of such rights, including a loss or impairment of such rights, could have a material adverse effect on such companies. Securities of Artificial Intelligence companies tend to be more volatile than securities of companies that rely less heavily on technology. Many of these companies are also reliant on the end-user demand of products and services in various industries that may in part utilize Artificial Intelligence. If the content, analyses, or recommendations that Artificial Intelligence applications assist companies in producing are or are alleged to be deficient, inaccurate, or biased, the Fund may be adversely affected. Additionally, Artificial Intelligence tools used by such companies may produce inaccurate, misleading or incomplete responses that could lead to errors in decision-making or other business activities, which could have a negative impact on the performance of such companies. Artificial Intelligence companies typically engage in significant amounts of spending on research and development, as well as mergers and acquisitions, and rapid changes to the field could have a material adverse effect on a company’s operating results. As such, companies engaged in Artificial Intelligence typically face intense competition and potentially rapid product obsolescence. Artificial Intelligence companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. Additionally, Artificial Intelligence technology could face increased regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize Artificial Intelligence. Artificial Intelligence companies may face regulatory fines and penalties through antitrust laws that could impede the ability of these companies to operate on an ongoing basis. The customers and/or suppliers of Artificial Intelligence companies may be concentrated in a particular country, region, sector or industry. Any adverse event affecting one of these countries, regions, sectors or industries could have a negative impact on Artificial Intelligence companies.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount (the difference between the market price of the Fund's shares and the Fund's net asset value) and possibly face delisting and the bid/ask spread (the difference between the price that someone is willing to pay for shares of the Fund at a specific point in time versus the price at which someone is willing to sell) on the Fund’s shares may widen.
COMMUNICATION SERVICES COMPANIES RISK. Communication services companies may be subject to specific risks associated with legislative or regulatory changes, adverse market conditions, intellectual property use and/or increased competition. Communication services companies are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain communication services companies may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CURRENT MARKET CONDITIONS RISK. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has begun to lower interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including high interest rates, declining valuations and elevated vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among the United States, Israel, Iran, Hamas, Hezbollah and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East, the United States, and other nations. Such events may also disrupt global trade and supply chains, increase sanctions and other governmental actions, and contribute to volatility in oil and natural gas markets. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.
CYBER SECURITY RISK. The Fund is susceptible to operational, information security and related risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity, any of which could result in a material adverse effect on the Fund or its shareholders. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. Emerging threats like ransomware or zero-day exploits could also cause disruptions to Fund operations. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, among many other third-party service providers, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Further, errors, misconduct, or compromise of accounts of employees of the Fund or its third-party service providers can also create material cybersecurity risks. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. Cyber security incidents may also trigger Fund obligations under data privacy laws, potentially increasing notification and compliance burdens. Cyber security incidents affecting issuers in whose securities the Fund invests may also have a negative impact on the value of the securities of such issuers, and in turn, the value of the Fund.
DEPOSITARY RECEIPTS RISK. Depositary receipts represent equity interests in a foreign company that trade on a local stock exchange. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EMERGING MARKETS RISK. Investments in securities issued by companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting, auditing and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Financial and other reporting by companies also may be less reliable in emerging market countries. Shareholder claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. The Index the Fund seeks to track does not weight the securities in emerging market countries on the basis of investor protection limitations, financial reporting quality or available oversight mechanisms. Furthermore, investors may be required to register with the government of an emerging market country the proceeds of sales of securities and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.
EQUITY SECURITIES RISK. The value of the Fund's shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
INDEX CONCENTRATION RISK. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. To the extent that the Fund invests a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
INDEX OR MODEL CONSTITUENT RISK. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund's shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index Provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers. Unusual market conditions or issuer-specific events may cause the Index Provider to postpone a scheduled rebalance, exclude or substitute a security in the Index or undertake other measures which could cause the Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to unusual market conditions or in order, for example, to correct an error in the selection of index constituents.
INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Examples of industrials companies include companies involved in the production of electrical equipment and components, industrial products, manufactured housing and telecommunications equipment, as well as defense and aerospace companies. General risks of industrials companies include the general state of the economy, exchange rates, commodity prices, intense competition, consolidation, domestic and international politics, government regulation, import controls, excess capacity, consumer demand and spending trends. In addition, industrials companies may also be significantly affected by overall capital spending levels, economic cycles, rapid technological changes, delays in modernization, labor relations, environmental liabilities, governmental and product liability and e-commerce initiatives.
INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
INTERNATIONAL CLOSED MARKET TRADING RISK. Because securities held by the Fund trade on non-U.S. exchanges that are closed when the Fund’s primary listing exchange is open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market) used for purposes of calculating the Fund's net asset value, resulting in premiums or discounts to the Fund’s net asset value that may be greater than those experienced by other exchange-traded funds. In addition, shareholders may not be able to purchase and sell shares of the Fund on the listing exchange for the Fund, on days when the net asset value of the Fund could be significantly affected by events in the relevant foreign markets.
LARGE CAPITALIZATION COMPANIES RISK. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.
LIQUIDITY RISK. The Fund may hold certain investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Certain investments held by the Fund that trade on non-U.S. exchanges may be further subject to liquidity risk due to foreign market closures or unexpected impediments to trading on local markets. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value and the bid/ask spread on the Fund's shares may widen.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market makers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular investment, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.
MID CAPITALIZATION COMPANIES RISK. Mid capitalization companies may be more vulnerable to adverse general market or economic developments and thus may experience greater price volatility than more established large capitalization companies. Securities of mid capitalization companies may also be less liquid than securities of large capitalization companies and may have more limited trading volumes. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
NEW FUND RISK. The Fund is new and has no performance historyor assets as of the date of this prospectus. The Fund expects to have fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure, and in turn, the Fund’s returns for limited periods of time.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index. Additionally, in order to comply with its investment strategies and policies, the Fund's portfolio may deviate from the composition of the Index. Accordingly, the Fund's return may underperform the return of the Index.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. These errors or failures may adversely affect the Fund’s operations, including its ability to execute its investment process, calculate or disseminate its NAV or intraday indicative optimized portfolio value in a timely manner, and process creations or redemptions. The Fund relies on third-parties for a range of services, including custody, valuation, administration, transfer services, securities lending and accounting, among many others. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund's investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen.
SPACE ECONOMY COMPANIES RISK. The creation and utilization of space-related technologies is a business based on anticipation of future developments and is witnessing new entrants into the market. The exploitation and utilization of space is a global event with a growing number of corporate participants looking to meet the future needs of a growing global population. Technological and engineering advances may not be sufficient, or occur quickly enough, to fulfill current expectations regarding progress in space exploration and development. Other risks include obsolescence of existing systems and equipment, supply chain issues, cybersecurity incidents, government spending policies, requirements of government contracting processes, regulatory changes, geopolitical instability and shortages of skilled labor, among other things. Therefore, investments in the Fund will be riskier than traditional investments in established industry sectors and the growth of these companies may be slower and subject to setbacks as new technology advancements are made to expand into space.
TRADING ISSUES RISK. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.
VALUATION RISK. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. Fund investments that trade on non-U.S. exchanges that close prior to the close of the NYSE may be fair valued using a systematic fair valuation model. If these foreign investments meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of certain foreign markets. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Performance
The Fund does not have a performance history. Once available, the Fund’s performance information, and information that gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance, will be available on the Fund’s website at http://www.ftportfolios.com. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
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Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
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David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
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Jon C. Erickson, Senior Vice President of First Trust
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Roger F. Testin, Senior Vice President of First Trust
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Stan Ueland, Senior Vice President of First Trust
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Chris A. Peterson, Senior Vice President of First Trust
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Erik Russo, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since July 2026.

Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Individual shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, bid-ask spreads and the median bid-ask spread for the Fund’s most recent fiscal year, is available online at  http://www.ftportfolios.com/Retail/etf/home.aspx.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer, registered investment adviser, bank or other financial intermediary (collectively, “intermediaries”), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=FSPC.
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